COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 19 – COMMITMENTS AND CONTINGENCIES

The Company leases property for its day to day operations and has recently begun leasing facilities for possible retail dispensary locations and cultivation locations as part of the process of applying for retail dispensary and cultivation licenses.

Office Leases

On August 1, 2011, the Company entered into a lease agreement for office space located in West Hollywood, California through June 30, 2017 at a monthly rate of $14,397. Starting July 1, 2014, the monthly rent increased by 3% to $14,828 per month.

In addition, the Company leased office facilities located at West Hills, California and Scottsdale, Arizona from unrelated third parties at a monthly rate of $1,300 and $1,420. The West Hills lease was on a month to month basis. The Arizona lease was a non-auto renewing lease with the most current agreement covering the period from May 1, 2014 to October 31, 2014. The Arizona lease term expired on October 31, 2014. The Company terminated the West Hills and Scottsdale leases effective November 1, 2014.

On December 17, 2013 the Company’s subsidiary Vaporfection International Inc. entered into a 1 year non-cancelable office lease in Deerfield Beach, Florida. The lease started on January 1, 2014 at a monthly rate of $1,981. As of December 31, 2014 this lease was terminated.

The Company rents virtual offices/meeting spaces in Seattle and Illinois on a month to month basis for an aggregate of approximately $705 per month. The payment is charged to rent expense as incurred.

Total rent expense under operating leases for the year ended December 31, 2014, 2013 and 2012, was $ 204,726, $139,330 and $124,727, respectively

Retail/Cultivation facility leases

The Company’s business model of acquiring retail dispensary and cultivation licenses has made it important to acquire real estate either through lease arrangements or through purchase agreements in order to secure a possible license. On May 8, 2014, the Company entered into a lease agreement for five years with a monthly payment of $7,400 in order to apply for a license and build-out of a location for a client. Also, on July 22, 2014 one of the Company’s subsidiaries Medbox Property Investments, Inc., entered into a new lease for a facility which will be used in the application process for both a dispensary and cultivation facility. The Company paid an initial security deposit of $30,000 and the lease is payable monthly at a rate of $20,000 per month. The lease has a five year term, but is contingent upon license approval which allows for early termination of the lease after January 1, 2015 if the license is not granted. Due to the fact that the Company was unsuccessful in obtaining the license related to the mentioned facility the lease agreement was terminated in November 2014.

The following table is a summary of our material contractual lease commitments as of December 31, 2014:

Year Ending	Office Rent	Retail/Cultivation Facility Lease
2015	$177,936	$88,800
2016	177,936	88,800
2017	88,968	88,800
2018	—	88,800
2019	—	29,600
Total	$444,840	$384,800

Real Estate Commitments

As part of the changes in the Company’s business model, the Company entered in various real estate purchase agreements at various times in order to allow the filing of retail dispensary or cultivation facility licenses in certain states and localities. These purchase agreements generally provide for a period of due diligence and a termination clause in the event that the Company is unable to obtain a license for its client. The agreements generally also provide for some monthly payment from escrow in order to compensate the real estate owner for the passage of time until the sale transaction is complete. Most of these payment releases from escrow are nonrefundable but applicable towards the purchase price if the Company decides to proceed with the purchase. Subject to approval of the license for a dispensary or cultivation center, the Company intends to close on the real estate where purchase agreements have been signed, or to seek partners to replace the Company on each property purchased.

During the year ended December 31, 2014, the Company paid $930,000, either by deposit into fifteen escrow accounts or direct payments to sellers, to secure the purchase and/or extend the closing dates on real estate to be used for future retail/cultivation facilities with an aggregate purchase price of $26,830,000. During the same period, the Company allowed the escrows to expire on three agreements with an aggregate purchase price of $3,195,000 and forfeited $140,000 in earnest money due to unfavorable terms demanded by the sellers to extend the escrow and closing date.

The Company was not successful in obtaining licenses for another ten locations with an aggregated sales price of $21,515,000 and deposits in escrow totaling $685,000. As a result all escrow accounts were closed with $235,757 forfeited and $419,167 refunded to the Company in 2014, with an additional $30,076 of escrow deposits to be refunded in January 2015.

The remaining two real estate purchase agreements have closing dates of March 31, 2015.

During July, 2014, one of the real estate properties on which the Company opened escrow was foreclosed upon and the agreement was canceled and the escrow in the amount of $10,000 was reimbursed to the Company on July 28, 2014.

During the second quarter of 2014 one of the Company’s subsidiaries entered into a real estate purchase agreement in Washington state. The purchase transaction was closed during the third quarter for a total purchase price of $399,594 partially financed by a promissory note for $249,000.

A summary of open real estate purchase transactions as of December 31, 2014 is represented in the table below:

Property	Purchase price	Closing date	Net escrow balance	Date escrow opened	Additional rents/fees paid to extend closing date
1	$820,000	03/31/2015	55,000	06/28/2014	$9,808
2	1,300,000	03/30/2015	50,000	10/17/2014
3	—		265,400	07/21/2014	—
Escrow deposits to be refunded			30,076
Total	$2,120,000		$400,476		$9,808

Line 3 represents the advance on July 21, 2014 of $75,000 to PVMI, a related party, as a partial payment for advances made by PVMI for escrow deposits used to secure properties for possible license acquisition in the San Diego market area and $190,400 from the assignment agreement.

On October 17, 2014, the Company entered into an assignment agreement with PVMI through which PVMI assigned all rights and titles for any opened escrow on real estate purchase agreements in San Diego in exchange for a related party notes payable from the Company. As of the signing date the agreement was valued at $190,400 which represented the value of escrow deposits paid by PVMI for eight different real estate agreements. Also on the date of the assignment agreement the Company paid $50,000 into an escrow account (line item 2 from the table above) for PVMI. The escrow was related to one of the eight real estate purchase agreements that were part of the assignment.

Board of Directors and Officers

On October 13, 2014, Mr. Vincent Mehdizadeh resigned as an officer of the Company. Mr. Mehdizadeh continued to serve as a consultant to the Company. In his new role, Mr. Mehdizadeh provided consulting services under the title of Founder and Senior Advisor. In connection therewith, on October 13, 2014, the Company entered into a consulting agreement with Mr. Mehdizadeh, pursuant to which the Company agreed to pay Mr. Mehdizadeh a monthly fee of $25,000 for consulting services to be performed by Mr. Mehdizadeh. The monthly consulting fee was reduced to $12,500 per month if Mr. Mehdizadeh is engaged in trading any of the Company’s securities at any time within the preceding 30 day period. The consulting agreement had a two-year term., and a total of $12,375 was paid to Mr. Mehdizadeh under this agreement. Mr. Mehdizadeh’s consulting agreement was terminated on December 8, 2014.

On October 16, 2014, Thomas Iwanski resigned as Chief Financial Officer, and C. Douglas (“Doug”) Mitchell was elected as Chief Financial Officer of the Company and Corporate Secretary.

Mr. Iwanski agreed to serve as a consultant to the Company for a transition period. The Company agreed to pay Mr. Iwanski $10,000 for services provided during the month of October 2014 and $200 per hour for consulting services rendered after October 31, 2014. The Company also agreed to issue Mr. Iwanski 100,000 Restricted Stock Units (“RSU’s”) for his service to the Company.

In connection with Mr. Doug Mitchell’s election as Chief Financial Officer, on October 16, 2014, the Company entered into an employment agreement with Mr. Mitchell (the “Employment Agreement”). Pursuant to the Employment Agreement, the Company agreed to engage Mr. Mitchell, and Mr. Mitchell agreed to serve as the Company’s Chief Financial Officer, for a two-year term, which term will automatically be extended for successive additional one-year terms, unless either party provides written notice to the other 90 days prior to the expiration of the initial term or any successive term, that the Employment Agreement will not be renewed. The Company agreed to pay Mr. Mitchell a salary of $190,000 per year and to pay Mr. Mitchell $2,500 per month for living expenses in the West Hollywood, California area. Mr. Mitchell will also be entitled to an annual bonus of up to 35% of his salary, payable of up to 50% in cash and the balance payable in equity of the Company, subject to performance criteria and objectives to be established by mutual agreement of the CEO of the Company and Mr. Mitchell within 90 days of the effective date of the Employment Agreement, and thereafter from time to time by the CEO in consultation with Mr. Mitchell. Mr. Mitchell will also be entitled to an award of restricted stock units, to be issued within 90 days of the effective date of the Employment Agreement, under the Company’s Equity Incentive Plan, in the amount of 7,500 shares of common stock each calendar quarter Mr. Mitchell serves as Chief Financial Officer of the Company.

The Company may terminate the Employment Agreement with or without Cause (as defined in the Employment Agreement) upon written notice to Mr. Mitchell. In the event the Company terminates the Employment Agreement without Cause, Mr. Mitchell terminates the Employment Agreement with Good Reason (as defined in the Employment Agreement), or the Employment Agreement is not renewed as a result of notice to Mr. Mitchell provided 90 days prior to expiration of the initial or a renewal term, Mr. Mitchell will be entitled to payment of one-half his annual salary. Termination by the Company within 365 days of a Change of Control (as defined in the Employment Agreement) in the absence of Cause will conclusively be deemed a termination by the Company without Cause.

On October 22, 2014, Jennifer S. Love was elected to the board of directors of the Company. Ms. Love was also elected to serve as Chairperson of the Audit Committee. Jennifer Love was granted 19,452 RSU’s for 2014. Her contract calls for grants of 100,000 RSU’s for each succeeding year of service beginning on April 1, 2015.

Contingencies – SEC investigation

In October 2014 the Board of Directors of the Company appointed a special board committee (the “Special Committee”) to investigate a federal grand jury subpoena pertaining to the Company’s financial reporting which was served upon the Company’s then independent public accounting firm, as well as certain alleged wrongdoing raised by a former employee of the Company. Thereafter the Company was served with two subpoenas from the Securities and Exchange Commission in early November 2014. In connection with its investigation of these matters, the Special Committee in conjunction with the Audit Committee initiated an internal review by management and by an outside professional advisor of certain prior period financial reporting of the Company. As a result of this review, the Company determined there were errors in properly recording the revenue on certain customer contracts, capital contributions from related parties and improper capitalization of inventory costs. As a result, the Company restated the Company’s consolidated financial statements for the years ended December 31, 2012 and 2013 reported in the Company’s General Form of Registration of Securities on Form 10/A and the condensed consolidated financial statements as of and for the quarterly periods ended March 31, June 30, and September 30, 2014 and 2013.

The SEC is trying to determine whether there have been any violations of the Federal Securities Laws. It said further that the fact of the investigation does not mean that it has concluded that the Company or anyone else has broken the law or that it has a negative opinion of any person, entity or security. The Company is cooperating with the SEC in the investigation.

Registration Statement

The registration rights agreement entered into in connection with the July and September 2014 purchase agreements required the Company to have a Form S-1 declared effective on or before November 18, 2014. Due to the restatement discussed above, the registration statement has been delayed. As a result of the withdraw of the Form S-1, in January 2015 the Company agreed with the lenders to adjust the conversion rate for the amortization payments and reduced the volume weighted average price for 20 days prior to the issuance to 51%. See Note 20 Subsequent Events for purchase agreement modifications finalized in January 2015.

Litigation

On May 22, 2013, Medbox initiated litigation in the United States District Court in the District of Arizona against three shareholders of MedVend Holdings LLC (“Medvend”) in connection with a contemplated transaction pursuant to which Medbox entered into for the purchase of an approximate 50% ownership stake in MedVend for $4,100,000. The Company paid an advance of $300,000 upon execution of the contract, and another $300,000 was disbursed as an additional investment to MedVend. The lawsuit alleges fraud and related claims arising out of the contemplated transaction during the quarter ended March 31, 2013. The litigation is pending and Medbox has sought cancellation of the agreement due to a fraudulent sale of the stock because the selling shareholders lacked power or authority to sell their ownership stake in MedVend, and their actions were a breach of representations made by them in the agreement. On November 19, 2013 the litigation was transferred to United States District Court for the Eastern District of Michigan. MedVend recently joined the suit pursuant to a consolidation order executed by a new judge assigned to the matter. In the litigation, the selling shareholder defendants seek alternatively to have the transaction performed, or to have it unwound and seek damages. Medbox has denied liability with respect to any and all such counterclaims. A new litigation schedule was recently issued setting trial for September 2015. On June 5, 2014, the Company entered into a purchase and sale agreement (the “Medvend PSA”) with PVM International, Inc. (“PVMI”) concerning this matter. Pursuant to the Medvend PSA, the Company assigned to PVMI the Company’s rights and claims attributable to or controlled by the Company against those three certain selling stockholders of Medvend, known as Kaplan, Tartaglia and Kovan, (the “Medvend Rights and Claims”) in exchange for the return by PVMI to the Company of 30,000 shares of the Company’s common stock. PVMI is owned by Vincent Mehdizadeh, the Company’s largest stockholder. The Company will have the right, under the Medvend PSA, to purchase from PVMI, at any time, the Medvend Rights and Claims, for the consideration provided by PVMI, plus the sum of any of PVMI’s reasonable expenditures incurred in pursuit of the Medvend Rights and Claims. The Court has not yet ruled on the substitution of PVMI as plaintiff in this matter. If necessary, the Company plans to vigorously defend against this matter. The case is in the discovery stage, and, at this time, the Company cannot determine whether the likelihood of an unfavorable outcome of the dispute is probable or remote, nor can they reasonably estimate a range of potential loss, should the outcome be unfavorable.

In January 2015, three separate class action suits were been filed against the Company, certain past and present members of management, and the Company’s Board of Directors. These suits allege that the Company violated federal securities laws by allegedly making materially false and misleading statements regarding the Company’s financial results. The Company has only been served with a complaint on one of these cases, Crystal v. Medbox, Inc., Mehdizadeh, Bedrick, Iwanski, Marasala, and Mitchell. On February 12, 2015, the Court issued an Order Extending Time to Respond to Complaint until such time “any related actions are consolidated, a lead plaintiff and lead counsel are appointed by the Court, the lead plaintiff serves an operative complaint,” and certain other events. The Company intends to vigorously defend itself against these suits. Due to the early stages of the suits, the Company is unable to determine whether the likelihood of an unfavorable outcome of these suits is probable or remote, nor can it reasonably estimate a range of potential loss, including coverage by the Company’s insurance carrier, should the outcome be unfavorable.

On February 20, 2015, a derivative claim was filed, entitled Glitner v. Medbox, wherein the Company was named as both a nominal plaintiff and a defendant and all members of the Company’s Board of Directors were named as individual defendants. The lawsuit seeks damages for breach of fiduciary duties and abuse of control. The Company intends to vigorously defend itself against these suits. Due to the early stages of the suits, the Company is unable to determine whether the likelihood of an unfavorable outcome of the dispute is probable or remote, nor can it reasonably estimate a range of potential loss, should the outcome be unfavorable.

The Company has accrued an additional $500,000 in legal fees to represent amounts they are expecting to pay in excess of the defense costs paid by their insurance Company.

The Company also is the plaintiff in a legal action with a customer to collect past due balances in the amount of approximately $550,000 from the customer. The customer filed a cross complaint for breach of contract and breach of implied covenant of good faith and fair dealing in which the customer claims damages of not less than $500,000. The Company does not believe the cross complaint is meritorious and intends to continue to pursue the amounts due from the customer, and to vigorously defend itself against the claim. At this time, the Company is unable to determine whether the likelihood of an unfavorable outcome of the dispute is probable or remote, nor can it reasonably estimate a range of potential loss, should the outcome be unfavorable.